SUPPLEMENT TO THE PROSPECTUS
The date of this supplement is December 9, 2020.

For Certain MFS® Funds

Effective immediately, the following Waiver Category is added to the table in the section entitled "WAIVERS AND REDUCTIONS - Financial Intermediary Category VII" under the main heading entitled "Appendix A – Waivers and Reductions of Sales Charges":
Sales Charge Waived
Waiver Category	Class A/529A ISC	Class A CDSC	Class B/529B CDSC	Class C/529C CDSC
M. 529 Plan Recontribution
Purchases of Class 529A shares made for recontribution of refunded amounts.	√
Effective immediately, the section entitled "Changing Share Classes" under the sub-heading entitled "Other Important Information Regarding Transactions Through Edward Jones" under the section entitled "WAIVERS AND REDUCTIONS – Financial Intermediary Category VII" under the main heading entitled "Appendix A – Waivers and Reductions of Sales Charges" is restated in its entirety as follows:
Changing Share Classes.  At any time it deems necessary, Edward Jones has the authority to convert at NAV a shareholder's holdings in a fund to Class A shares or Class 529A shares, as applicable, of the same fund.

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